Exhibit 99.1

Fulgent Reports Fourth Quarter and Full Year 2023 Financial Results

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Full Year 2023 Total Revenue of $289.2 million; Q4 2023 Total Revenue of $70.5 million
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Full Year 2023 Core Revenue grows 44% year-over-year to $262.1 million; Q4 2023 Core Revenue grows 21% year-over-year to $66.5 million
•
Ended 2023 with $847.7 million of cash, cash equivalents, and investments in marketable securities, representing cash per share of $28

EL MONTE, CA, February 28, 2024 — Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent,” or the “Company”), a technology-based company with a well-established laboratory services business and a therapeutic development business, today announced financial results for its fourth quarter and full year ended December 31, 2023.

Fourth Quarter 2023 Results:

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Total Revenue of $70.5 million
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Core Revenue1 grew 21% year-over-year to $66.5 million
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GAAP loss of $128.1 million, or $4.30 per share
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Non-GAAP income of $8.3 million, or $0.28 per share
•
Adjusted EBITDA loss of $6.8 million
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Cash from operations of $14.9 million
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Repurchased approximately 873,000 shares of common stock at an aggregate cost of $22.9 million under the stock repurchase program announced in March 2022

Full Year 2023 Results:

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Total Revenue of $289.2 million
•
Core Revenue1 grew 44% year-over-year to $262.1 million
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GAAP loss of $167.8 million, or $5.63 per share
•
Non-GAAP loss of $12.3 million, or $0.41 per share
•
Adjusted EBITDA of $1.5 million
•
Cash from operations of $27.0 million
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Repurchased over 953,000 shares of common stock at an aggregate cost of $25.1 million under the stock repurchase program announced in March 2022
•
Cash, cash equivalents, and investments in marketable securities of $847.7 million as of December 31, 2023, representing cash per share of $28

Note:

1) Core Revenue excludes revenue from COVID-19 testing products and services including COVID-19 NGS testing revenue.

Non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA income (loss) are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairperson of the Board of Directors and Chief Executive Officer, said, “We are pleased with our results in 2023, a year in which we raised guidance twice and showed year-over-year growth of 44% in our core business, driven by continued momentum in Precision Diagnostics with our Beacon787 Expanded Carrier screen. We have also made good progress with our therapeutic development business, showcasing data for our lead oncology drug candidate, FID-007, at prestigious medical meetings and moving toward Phase 2 clinical testing, while also advancing our preclinical pipeline. We expect to file an Investigational New Drug (IND) application for FID-022 by the end of 2024 and are exploring potential antibody drug conjugates using our nano-drug delivery platform. I’m optimistic that 2024 will bring further progress in these areas as we serve additional patients.”

Paul Kim, Chief Financial Officer, said, “In 2023, we demonstrated efficiency in our business and superb cash management while continuing to advance our pharma pipeline and repurchase shares under our authorized stock repurchase program. We begin 2024 in a strong financial position, with record core revenues, improving core gross margin, and an enviable cash position with which to execute.”

Outlook:

For the full year 2024, Fulgent expects:

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Core Revenue of approximately $280 million
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GAAP loss of approximately $2.25 per share
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Non-GAAP loss of approximately $1.05 per share
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Cash, cash equivalents, and investments in marketable securities of approximately $800 million as of December 31, 2024*

*Cash expenditures may be higher or lower than currently estimated due to a variety of facts and circumstances, including as a result of the Company’s ongoing stock repurchase program or other expenditures outside of ordinary course.

Conference Call Information

Fulgent will host a conference call for the investment community today at 8:30 AM ET (5:30 AM PT) to discuss its fourth quarter and full year 2023 results. The call may be accessed through a live audio webcast in the Investor Relations section of the Company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release and/or to be discussed on the Company’s earnings call, including non-GAAP income (loss), non-GAAP income (loss) per share, non-GAAP operating margin and adjusted EBITDA income (loss) are non-GAAP financial measures. Fulgent believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus goodwill impairment loss, plus restructuring costs, plus acquisition-related costs, including banking fees and legal fees associated with acquisitions, plus equity-based compensation expenses, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. For the year 2022, the non-GAAP tax effect is calculated by applying the statutory corporate tax rate on the amortization of intangible assets, restructuring costs, acquisition-related costs, and equity-based compensation expenses. For the year 2023, the non-GAAP tax effect is calculated by excluding from the GAAP provision the impact of the amortization of intangible assets, restructuring costs, acquisition-related costs, goodwill impairment loss, and equity-based compensation expenses. Fulgent defines adjusted EBITDA income (loss) as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus restructuring costs, plus acquisition-related costs, plus equity-based compensation expenses, plus depreciation and amortization, plus goodwill impairment loss, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent defines non-GAAP gross profit as gross profit calculated in accordance with GAAP plus equity-based compensation included in cost of revenue as shown in the table below. Fulgent defines non-GAAP gross margin by taking non-GAAP gross profit and dividing it by GAAP revenue. Fulgent defines non-GAAP operating profit (loss) by taking GAAP operating profit (loss) and adding equity-based compensation, acquisition-related costs included in operating expenses, amortization of intangible assets, restructuring costs and goodwill impairment loss. Non-GAAP operating margin is calculated by taking non-GAAP operating profit (loss) and dividing by GAAP revenue. Fulgent may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA income (loss); accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss) in evaluating the Company’s operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent may not be comparable to similarly titled metrics reported by other companies.

About Fulgent

Fulgent is a technology-based company with a well-established laboratory services business and a therapeutic development business. Fulgent’s laboratory services business—to which was formerly referred as the clinical diagnostic business, includes technical laboratory services and professional interpretation of laboratory results by licensed physicians. Fulgent’s therapeutic development business is focused on developing drug candidates for treating a broad range of cancers using a novel nanoencapsulation and targeted therapy platform designed to improve the therapeutic window and pharmacokinetic profile of new and existing cancer drugs. The Company aims to transform from a genomic diagnostic business into a fully integrated precision medicine company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance; guidance regarding expected quarterly and annual financial results, core revenues, GAAP loss, non-GAAP loss, and cash, cash equivalents and investments in marketable securities; evaluations and judgments regarding the stability of certain revenue sources, the Company’s cash position and sufficiency of its resources, momentum, trajectory, vision, future opportunities and future growth of the Company’s testing services and technologies and expansion, including its Beacon Expanded Carrier screen; the Company’s research and development efforts, including any implications that the results of earlier clinical trials will be representative or consistent with later clinical trials, the expected timing of enrollment for these trials and the availability of data or results of these trials, including any implication that interim or preliminary data will be representative of final data; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its Beacon787 panel; its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model; the Company’s ability to maintain an acceptable margin; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests and testing services; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the success of the Company’s development efforts, including the Company’s ability to progress its candidates through clinical trials on the timelines expected; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and the Company’s ability to protect its proprietary technology and intellectual property. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 28, 2023, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Melanie Solomon, melanie@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
December 31, 2023 and 2022
(in thousands)

	December 31,
	2023	2022
ASSETS:
Cash and cash equivalents	$97,473	$79,506
Investments in marketable securities	750,252	773,377
Accounts receivable, net	51,132	52,749
Property, plant, and equipment, net	83,464	81,353
Other assets	253,007	399,068
Total assets	$1,235,328	$1,386,053
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$102,042	$116,178
Total stockholders’ equity	1,133,286	1,269,875
Total liabilities & equity	$1,235,328	$1,386,053

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Operations Data
Three and Twelve Months Ended December 31, 2023 and 2022
(in thousands, except per share data)
(unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$70,505	$67,704	$289,213	$618,968
Cost of revenue (1)	45,276	54,717	184,757	252,067
Gross profit	25,229	12,987	104,456	366,901

Operating expenses:
Research and development (1)	11,952	8,509	41,440	28,910
Selling and marketing (1)	10,500	10,253	41,467	38,918
General and administrative (1)	31,706	28,793	88,999	111,074
Amortization of intangible assets	1,958	2,010	7,845	6,497
Goodwill impairment loss	120,234	—	120,234	—
Restructuring costs	—	(26)	—	2,975
Total operating expenses	176,350	49,539	299,985	188,374
Operating (loss) income	(151,121)	(36,552)	(195,529)	178,527
Interest and other income, net	5,925	3,090	21,444	5,498
(Loss) income before income taxes	(145,196)	(33,462)	(174,085)	184,025
(Benefit from) provision for income taxes	(10,862)	(9,386)	1,154	42,102
Net (loss) income from consolidated operations	(134,334)	(24,076)	(175,239)	141,923
Net loss attributable to noncontrolling interests	6,185	244	7,414	1,480
Net (loss) income attributable to Fulgent	$(128,149)	$(23,832)	$(167,825)	$143,403

Net (loss) income per common share attributable to Fulgent:
Basic	$(4.30)	$(0.80)	$(5.63)	$4.76
Diluted	$(4.30)	$(0.80)	$(5.63)	$4.63

Weighted average common shares:
Basic	29,771	29,625	29,784	30,097
Diluted	29,771	29,625	29,784	30,964

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$2,375	$2,521	$9,749	$8,704
Research and development	3,973	3,339	14,873	10,449
Selling and marketing	1,320	1,225	4,964	4,373
General and administrative	3,764	2,937	13,336	9,114
Total equity-based compensation expense	$11,432	$10,022	$42,922	$32,640

FULGENT GENETICS, INC.
Non-GAAP Income (Loss) Reconciliation
Three and Twelve Months Ended December 31, 2023 and 2022
(in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net (loss) income attributable to Fulgent	$(128,149)	$(23,832)	$(167,825)	$143,403
Amortization of intangible assets	1,958	2,010	7,845	6,497
Goodwill impairment loss	120,234	—	120,234	—
Restructuring costs	—	(26)	—	2,975
Acquisition-related costs	—	1,359	—	7,934
Equity-based compensation expense	11,432	10,022	42,922	32,640
Non-GAAP tax effect (1)	2,794	(3,742)	(15,473)	(14,013)
Non-GAAP (loss) income attributable to Fulgent	$8,269	$(14,209)	$(12,297)	$179,436

Net (loss) income per common share attributable to Fulgent:
Basic	$(4.30)	$(0.80)	$(5.63)	$4.76
Diluted	$(4.30)	$(0.80)	$(5.63)	$4.63

Non-GAAP (loss) income per common share attributable to Fulgent:
Basic	$0.28	$(0.48)	$(0.41)	$5.96
Diluted	$0.28	$(0.48)	$(0.41)	$5.79

Weighted average common shares:
Basic	29,771	29,625	29,784	30,097
Diluted	29,771	29,625	29,784	30,964

(1) Tax rates as follows:

Corporate tax rate of 28% for the three and twelve months ended December 31, 2022. During the three and twelve months ended December 31, 2023, the Company maintained a valuation allowance for deferred tax assets.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Twelve Months Ended December 31, 2023 and 2022
(in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net (loss) income attributable to Fulgent	$(128,149)	$(23,832)	$(167,825)	$143,403
Interest income, net	(5,947)	(3,023)	(21,124)	(4,610)
(Benefit from) provision for income taxes	(10,862)	(9,386)	1,154	42,102
Goodwill impairment loss	120,234	—	120,234	—
Restructuring costs	—	(26)	—	2,975
Acquisition-related costs	—	1,359	—	7,934
Equity-based compensation expense	11,432	10,022	42,922	32,640
Depreciation and amortization	6,533	9,802	26,143	32,662
Adjusted EBITDA	$(6,759)	$(15,084)	$1,504	$257,106

FULGENT GENETICS, INC.
Non-GAAP Operating Margin
Three and Twelve Months Ended December 31, 2023 and 2022
(in thousands)	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022

Revenue	$70,505	$67,704	$289,213	$618,968
Cost of revenue	45,276	54,717	184,757	252,067
Gross profit	25,229	12,987	104,456	366,901
Gross margin	35.8%	19.2%	36.1%	59.3%

Equity-based compensation included in cost of revenue	2,375	2,521	9,749	8,704
Non-GAAP gross profit	27,604	15,508	114,205	375,605
Non-GAAP gross margin	39.2%	22.9%	39.5%	60.7%

Operating expenses	176,350	49,539	299,985	188,374
Equity-based compensation included in operating expenses	9,057	7,501	33,173	23,936
Acquisition-related costs included in operating expenses	—	1,359	—	7,934
Amortization of intangible assets	1,958	2,010	7,845	6,497
Restructuring costs	—	(26)	—	2,975
Goodwill impairment loss	120,234	—	120,234	—
Non-GAAP operating expenses	45,101	38,695	138,733	147,032
Non-GAAP operating (loss) profit	$(17,497)	$(23,187)	$(24,528)	$228,573
Non-GAAP operating margin	-24.8%	-34.2%	-8.5%	36.9%